UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 24, 2015

Commission File Number	Exact Name of Registrant as Specified in its Charter, Address of Principal Executive Offices and Telephone Number	State of Incorporation	I.R.S. Employer Identification No
001-33072	Leidos Holdings, Inc.	Delaware	20-3562868
11951 Freedom Drive, Reston, Virginia 20190
(571) 526-6000

000-12771	Leidos, Inc.	Delaware	95-3630868
11951 Freedom Drive, Reston, Virginia 20190
(571) 526-6000

 N/A
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K

Item 2.01.	Completion of Acquisition or Disposition of Assets
On July 24, 2015, Leidos Engineering, LLC (“Leidos Engineering”), a wholly-owned subsidiary of Leidos, Inc. (“Leidos”) sold all of the outstanding equity interests in Leidos Renewable Energy, LLC (“LRE”), the indirect parent of Plainfield Renewable Energy, LLC ("PRE"), to Greenleaf Power Consolidated, LLC (“Buyer”) pursuant to the Membership Interest Purchase Agreement by and among Leidos Engineering, PRE and Buyer dated March 24, 2015, as amended July 17, 2015 (the "Agreement").
Upon closing of the sale transaction, Buyer provided to Leidos Engineering aggregate consideration of $101 million, subject to certain adjustments, and contingent earn-out payments. The consideration received by Leidos Engineering at closing consisted of a cash payment of approximately $29 million (the "Closing Payment") and a secured promissory note for approximately $73 million (the “Note”). Payments under the Note are secured by a general security interest in the personal property of PRE, a pledge of the membership interests of PRE and a first mortgage over the real property that comprises the Plainfield Facility. In addition to the Closing Payment and the Note, the Company is eligible to receive certain contingent earn-out payments contemplated by the Agreement not to exceed $30 million.

Item 9.01.	Financial Statements and Exhibits.

(b)	Pro forma financial information

The following unaudited Pro Forma Financial Statements of the Company reflecting the closing of the sale of Plainfield are filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference:

i.Condensed consolidated balance sheet as of April 3, 2015;

ii.Condensed consolidated statement of income for the quarter ended April 3, 2015; and

iii.Consolidated statement of income for the year ended January 30, 2015.

(d)	Exhibits

Exhibit 10.1
Membership Interest Purchase Agreement by and among Leidos Engineering, LLC, Greenleaf Power Consolidated, LLC and Plainfield Renewable Energy, LLC dated March 24, 2015. Incorporated by reference to Exhibit 10.1 to our Current Report on Form 8-K filed with the SEC on March 25, 2015.

Exhibit 10.2
Amendment to Membership Interest Purchase Agreement by and among Leidos Engineering, LLC, Greenleaf Power Consolidated, LLC and Plainfield Renewable Energy, LLC dated July 17, 2015. Incorporated by reference to Exhibit 10.1 to our Current Report on Form 8-K filed with the SEC on July 23, 2015.

Exhibit 99.1
Unaudited pro forma condensed consolidated balance sheet as of April 3, 2015, unaudited pro forma condensed consolidated statement of income for the quarter ended April 3, 2015 and unaudited pro forma consolidated statement of income for the year ended January 30, 2015.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant)	LEIDOS HOLDINGS, INC.

Date: July 30, 2015	By:	/s/ Vincent A. Maffeo
Vincent A. Maffeo
	Its:	Executive Vice President and General Counsel

(Registrant)	LEIDOS, INC.

Date: July 30, 2015	By:	/s/ Vincent A. Maffeo
Vincent A. Maffeo
	Its:	Executive Vice President and General Counsel